pg. 1 | EXHIBIT A-1: FY17 VCP Coherent Confidential. Do Not Copy, Reproduce, or Distribute. | www.coherent.com Two performance metrics are measured and paid out independently: • Adjusted EBITDA$ weighted 75% • Revenue weighted 25% Semi-annual plan, bonus based on 1st half and 2nd half published results. Bonus Criteria Bonus Weighting Threshold VCP 0% At Target VCP 100% At Maximum VCP 200% Comments Revenue – 1st half 25% $633.0M 0% $657.0M 25% $681.0M 50% Payout capped at 100% until pre-VCP EBITDA $ target is met Revenue – 2nd half 25% $723.0M 0% $747.0M 25% $771.0M 50% Payout capped at 100% until pre-VCP EBITDA $ target is met Pre-VCP EBITDA $ - 1st half 75% $145.0M 0% $161.3M 75% $177.5M 150% Pre-VCP EBITDA $ - 2nd half 75% $167.0M 0% $187.25M 75% $207.5M 150% For purposes of the VCP, “adjusted EBITDA” (or Pre-VCP EBITDA) is defined as operating income adjusted for VCP payouts, depreciation, amortization, stock compensation expense, major restructuring charges and certain non-operating income or expense items.